OTHER INCOME	12 Months Ended
Dec. 31, 2022
Disclosure Of Government Grants [Abstract]
OTHER INCOME	OTHER INCOME

Amounts in $ ‘000	2022	2021	2020
Grants	1,774	2,620	1,829
Gain on divestment in associates	12,242	—	—
Other	507	—	—
Total	14,523	2,620	1,829
The received grants amounted to $1.8 million in 2022 (2021: $2.6 million; 2020: $1.8 million). The grants are annual payroll-tax reimbursement granted by the Dutch and French governments for research and development activities actually conducted by the Company in those countries.
The gain on divestment in associates relates to the sale of shares of BioConnection, following receipt of an offer for all shares in BioConnection by Gimv. As a result of this transaction, Pharming has recognized a gain of $12.2 million at initial recognition, which relates to the initial recognition of the obtained preference share ($7.9 million) and the gain on the dilution of ordinary shares in BioConnection ($4.3 million). Further reference is made to Note 12.